UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PROGENICS PHARMACEUTICALS, INC.

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On June 20, 2019, members of the management of Progenics Pharmaceuticals, Inc. (the “Company”) presented the presentation attached below to Institutional Shareholder Services Inc. and Glass, Lewis & Co. The Company also intends to use the presentation for discussions with its shareholders in connection with the Company’s 2019 annual meeting of shareholders.

Progenics

Creating Shareholder Value Through the Advancement of Cancer Treatment

Progenics Pharmaceuticals®
Find Fight and Follow®

Disclosure notice

This presentation contains projections and other "forward-looking statements" regarding future events. Statements contained in this communication that refer to the estimated or anticipated future results or other non-historical facts of Progenics Pharmaceuticals, Inc. ("Progenics" or the "Company") are forward-looking statements that reflect Progenics' current perspective of existing trends and information as of the date of this communication and include statements regarding Progenics' strategic and operational plans and delivering value for shareholders. Forward looking statements generally will be accompanied by words such as "anticipate," "believe," "plan," "could," "should," "estimate," "expect," "forecast," "outlook," "guidance," "intend," "may," "might," "will," "possible," "potential," "predict," "project" or other similar words, phrases or expressions. Such statements are predictions only, and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; market acceptance for approved products; the risk that the commercial launch of AZEDRA may not meet revenue and income expectations; the cost, timing and unpredictability of results of clinical trials and other development activities and collaborations; the unpredictability of the duration and results of regulatory review of New Drug Applications (NDA) and Investigational NDAs; the inherent uncertainty of outcomes in intellectual property disputes such as the dispute with the University of Heidelberg regarding PSMA-617; our ability to successfully develop and commercialize products that incorporate licensed intellectual property; the effectiveness of the efforts of our partners to market and sell products on which we collaborate and the royalty revenue generated thereby; generic and other competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; possible product safety or efficacy concerns, general business, financial, regulatory and accounting matters, litigation and other risks. More information concerning Progenics and such risks and uncertainties is available on its website, and in its press releases and reports it files with the Securities and Exchange Commission ("SEC"), including those risk factors included in its Annual Report on Form 10-K for the year ended December 31, 2018, as updated in its subsequent Quarterly Reports on Form 10-Q. Progenics is providing the information in this presentation as of its date and, except as expressly required by law, Progenics disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances or otherwise.

Additional information concerning Progenics and its business may be available in press releases or other public announcements and public filings made after this presentation. For more information, please visit www.progenics.com. Information on or accessed through our website or social media sites is not included in the Company's SEC filings.

Important Additional Information and Where to Find It

Progenics has filed a definitive proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders. **Progenics' shareholders are strongly encouraged to read the definitive proxy statement (including any amendments or supplements thereto) and the accompanying WHITE proxy card because they contain important information**. Shareholders may obtain copies of Progenics' 2019 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Progenics with the SEC in connection with its 2019 Annual Meeting of Shareholders when they become available and for no charge at the SEC's website at www.sec.gov. Copies will also be available for no charge in the Investors section of Progenics' website at www.progenics.com.

Certain Information Regarding Participants

Progenics, its directors, executive officers and certain employees may be deemed participants in the solicitation of proxies from shareholders in connection with Progenics' 2019 Annual Meeting of Shareholders. Information regarding these participants, including their respective direct or indirect interests by security holdings or otherwise, is set forth in the definitive proxy statement for Progenics' 2019 Annual Meeting of Shareholders, which can be obtained free of charge from the sources indicated above.

Executive summary

- ✓ Leader in developing innovative cancer treatments and technologies while advancing key internal programs, including securing strategic partnerships to maximize value of portfolio

- ✓ Commercialization of key products underway
  - **AZEDRA:** First commercial sale achieved in Q2 2019
  - **RELISTOR:** Successful launch capturing profit

- ✓ Promising key late-stage pipeline products are positioned to fuel long-term growth
  - **PyL:** Phase 3 data expected early 2020, followed by potential NDA filing in the same year
  - **1095:** Phase 2 interim analysis may support rapid advancement into Phase 3

- ✓ Stock outperforms comparable oncology biopharma peers

- ✓ Committed to strong financial discipline, resulting in lower operating expenses than Progenics' peers

Progenics urges shareholders to vote on the WHITE proxy card to support the Progenics Board's ongoing initiatives to enhance shareholder value

Executive summary

- ✓ Progenics continuously implements best-in-class corporate governance practices
- ✓ Progenics' qualified Board and management team bring dynamic industry-specific experience to help the Company meet and surpass critical radiopharmaceutical supply chain requirements and commercialization milestones
- ✓ The three Directors targeted by Velan Capital L.P. ("Velan") bring valuable expertise, which is critical to the Company's continued success
- ✓ Velan originally planned on gaining control over the Board by nominating 6 directors. After Velan's nominations were revealed to be invalid, the Board interviewed each of Velan's candidates and found that they have histories of questionable business practices, such as reported price gouging and illegal kickbacks
- ✓ The Board made repeated efforts to reach a compromise, including an offer for Velan to designate two directors to the Board, so long as they did not raise significant ESG concerns
  - A proxy fight was unavoidable given Velan's refusal to settle on terms other than adding its director nominees with price-gouging histories

Progenics urges shareholders to vote on the WHITE proxy card to support the Progenics Board's ongoing initiatives to enhance shareholder value

Progenics Develops and Delivers Innovative Targeted Medicines and Artificial Intelligence to Find, Fight and Follow Cancer

Progenics Pharmaceuticals®
Find Fight and Follow®

Progenics' products improve the lives of many

FDA-Approved, Commercialized Products:

AZEDRA	**Only FDA-approved treatment for two rare cancers**
RELISTOR	Improves the quality of life of patients suffering from terrible cancer and non-cancer pain by relieving their difficult constipation

Pipeline Products:

1095	May dramatically slow the progression of metastatic prostate cancer
PyL	May substantially change the course of treatment of men with prostate cancer in most cases
PSMA-TTC	Innovative antibody approach to PSMA-targeted treatment; sponsored by leading prostate cancer developer, Bayer
PSMA AI	Automates the reading of PyL prostate cancer images with revolutionary potential to improve treatment and outcomes

Board and management drive value by taking action to capitalize on undervalued assets

Focus on Later Stage Assets
Development of late stage drugs **AZEDRA** and **1404** with greatest potential for success to maximize shareholder value.
Early stage drugs, including **1095**, did not have enough clinical data to support business case for immediate development.

PyL & EXINI Acquisitions
August 2015: Johns Hopkins recognizes successful conversion of out of favor assets and licenses **PyL** to Progenics at no cost.
October 2015: Progenics acquires **EXINI** for its complementary technology to become leader in prostate cancer AI.

1095 Study Begins
February 2017: With promising clinical data from similar drugs, Progenics advances development in larger pre-chemo market and broader application for 1095.

1095 Phase 2
May 2019: Progenics announces the initiation of Phase 2 trial for 1095.

AZEDRA Sales
June 2019: AZEDRA announces first commercial sale.

AZEDRA Approval
July 2018: FDA approves AZEDRA, initiating Progenics' full-scale on-boarding process.

Manufacturing Facility Readiness
February 2019: Progenics purchases the AZEDRA manufacturing facility to bring production in-house for higher quality oversight.

PyL Phase 2 Completion & Phase 3 Initiation
October 2018: Topline data reported for Phase 2 trial of PyL.
December 2018: Progenics announces the initiation of PyL's pivotal Phase 3 study.


2009
Pipeline Reorientation
Peter Crowley joins the Board and leads effort to rationalize Progenics' pipeline.


2011
Oncology Focus
New CEO Mark Baker drives strategic decision to focus on Oncology.

2013
$10m
MIP Acquisition
Progenics acquires out of favor and deeply discounted assets from MIP for only **$10m**.

Ongoing Team Enhancement

1


September 2013: Michael Kishbauch joins the Board bringing pharma and commercialization expertise.


January 2014: Dr. Karen Ferrante joins the Board bringing world-class prostate cancer experience from her recent role as Oncology Head for Takeda Pharmaceuticals.

2


November 2015: Patrick Fabbio appointed CFO.


June 2016: Bradley Campbell joins the Board.


August 2016: Bryce Tenbarge appointed VP of Commercial.

3


January 2019: Asha Das appointed CMO.


March 2019: Benedict Osorio appointed COO.

Progenics' highly qualified team has positioned the business to deliver strong shareholder returns

Progenics Pharmaceuticals®
Find Fight and Follow®

Progenics outperformed comparable oncology biopharma peers over the last 5 years



Last 5 Years' Stock Performance
Average Volume
Industry Peers(1)
PGNX
200%
150%
100%
50%
0%
(50%)
(100%)
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
1
2
3
4
5
6
7
8
7%
(56%)

Our share price is heavily driven by clinical results

1. **Dec. 2016** – Announced approximately 190 of a planned 450 patients have enrolled in the 1404 Phase 3 SPECT/CT trial
2. **Mar. 2017** – Announced positive topline results from registrational Phase 2B trial of AZEDRA
3. **Aug. 2017** – Announced a delay in the NDA submission for AZEDRA
4. **Dec. 2017** – Announced FDA acceptance of marketing application for AZEDRA
5. **Jul. 2018** – Announced FDA approval of NDA for AZEDRA to treat advanced pheochromocytoma or paraganglioma
6. **Aug. 2018** – Announced public offering of common stock with proceeds of $75m
7. **Sep. 2018** – Announced mixed results from 1404 Phase 3 clinical trial
8. **Jun. 2019** – Announced AZEDRA's first commercial sale

Source: FactSet as of June 18, 2019.
Note: Indexed to PGNX closing price on June 18, 2014 of $4.34. Total returns is defined as share price appreciation since start date plus dividends paid assuming dividends are immediately reinvested.
(1) Industry peer group defined as the median total shareholder return ("TSR") of all domestically listed oncology biopharma companies as of June 18, 2014 that had a market capitalization within a $100m range of Progenics' market capitalization at that date. Peer group selected at the beginning of measuring period to adjust for survival bias. Detailed methodology of peer selection can be found in the Appendix.

Progenics Pharmaceuticals®
Find Fight and Follow®

Progenics proves to outperform relevant peers in both the mid and long-term


PGNX Industry Peers(1)
1-, 3-, 5-Year TSR
20%
0%
(20%)
(40%)
(60%)
(80%)
(45%)
(16%)
1%
(40%)
7%
(56%)
1-Year
3-Year
5-Year


PGNX Industry Peers(1)
TSR relating to the three Directors Velan is attacking
0%
(20%)
(40%)
(60%)
(80%)
(16%)
(70%)
(26%)
(57%)
(55%)
(60%)
September 2013
TSR since Michael Kishbauch joined the Board
April 2011
TSR since Mark Baker became CEO
January 2009
TSR since Peter Crowley joined the Board

Source: FactSet as of June 18, 2019.
Note: TSR is defined as share price appreciation since start date plus dividends paid assuming dividends are immediately reinvested.
(1) Industry peer group defined as the median TSR of all domestically listed oncology biopharma companies as of each respective start date that had a market capitalization within a $100m range of Progenics' market capitalization at that date. Detailed methodology of peer selection can be found in the Appendix.

Progenics Pharmaceuticals
Find Fight and Follow

Analysts recognize Progenics' recent progress and future potential

Historical Analyst Ratings / Commentary



2 1
2 2
2 2
2 2
3 1
3 1
4
4
4
4
5
5
5
6
5
6
6
5
6
6
6
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Current
# of Buy Ratings
# of Hold Ratings
# of Sell Ratings

Rating: BUY **BTIG** *Target Price: $14*

- ✓ "We believe recently presented **long-term follow-up data for AZEDRA…point to sustained efficacy**. In our view, these results further **support our positive stance on AZEDRA.**" – June 2019
- ✓ "**We remain positive on PGNX shares**, and believe the Co. is **making steady progress** with the commercialization of AZEDRA." – May 2019
- ✓ "**In sum, we think PGNX shares could outperform in 2019** as a result of the Co. having a **good mix of novel pipeline opportunities** and **commercial assets.**" – March 2019

Rating: BUY **Brookline Capital Markets** *Target Price: $12*

- ✓ "Bringing the manufacturing under its control should **enable Progenics to be more efficient and ensure timely generation** of products/trial candidate molecules." – March 2019

Rating: BUY **Needham** *Target Price: $10*

- ✓ "**PGNX reported 22 treatment requests** for AZEDRA from 12 activated centers. This is up from 14 requests and 8 centers in March. **We continue to believe peak US sales potential is ~$200M annually.**" – May 2019

Rating: BUY **Jefferies** *Target Price: $9*

- ✓ "Mgmt. guided to dosing and revenue from these pts in Q2. So far, **payors and providers have been receptive** to the [AZEDRA] launch, with **no payors or sites rejecting the drug due to price.**" – May 2019

Rating: BUY **National Research** *Target Price: $8*

- ✓ "We also view the **acquisition of a manufacturing facility** for AZEDRA (and for 1095) for only $8M, and the securing of a long-term supply of iodine, to be **prudent moves** ahead of commercial dosing." – May 2019

Rating: BUY **Credit Suisse** *Target Price: $7*

- ✓ "Our recent discussion with a treating physician helped to **further confirm the demand for the drug**. Our expert cited the superior efficacy compared to MIBG, and, most importantly, drug access." – March 2019
- ✓ "**Practitioners are well aware of AZEDRA** and have been **anticipating its launch for the past several years** – the center treated a trial patient; **Several patients are currently in line** to receive AZEDRA." – March 2019
- ✓ "**Better clinical results** seen with AZEDRA compared to MIBG." – March 2019

Source: Research analyst reports, media.

Progenics Addressed Any Commercialization Delays and Positioned Its Product Pipeline to Achieve Future Shareholder Value

Management has successfully positioned its commercial products to drive shareholder value

Estimated Sales

First FDA approved therapy treatment for two rare cancers[(1)]

AZEDRA®

Ultra-orphan Radiotherapeutic

Q3 2018
FDA approval

Q2 2019
First commercial sale

Analysts estimated annual peak sales ranging from

$130m to $230m

RELISTOR®

BAUSCH+ Health

OIC Treatment

Q2 2008
FDA approval for OIC in advanced illness

Q3 2014
OIC cancer / non-cancer pain SC formulation approval

Q2 2016
OIC cancer / non-cancer pain oral OIC approval

Current
Successful launch continues to provide shareholder value

Analysts estimated annual peak royalty revenue ranging from

$59m to $79m

Source: Research analyst reports.

(1) First FDA approved therapy treatment for pheochromocytoma and paraganglioma (rare neuroendocrine tumors of neural crest origin) patients who require systemic anticancer therapy.

Progenics Pharmaceuticals®
Find Fight and Follow®

Progenics has solidified key partnerships and established itself as a leader in the development of radiopharmaceuticals to detect and treat cancer

Bayer

- Global enterprise with core competencies in the field of health care
- Partnership to develop PSMA-targeted thorium conjugate (PSMA-TTC)
- First patient dosed in Phase 1 trial in May 2019 triggered $2m development milestone
- Single-digit royalties on net sales, potential for an additional $174m in development & commercialization milestones

Curium

- Largest vertically integrated radio-pharmaceutical manufacturer in the industry
- Exclusive license to develop and commercialize PyL in Europe
- Double-digit royalties on net sales of PyL

Fujifilm

- Subsidiary engaged in new diagnostic and therapeutic radiopharmaceuticals
- Entered into a purchase and license agreement for aBSI product in Japan for an upfront payment and service fees for aBSI and other AI products over 3 years

ROTOP

- Leading radio-pharmaceutical company focused on diagnostics and therapeutics
- Exclusive license to develop and commercialize 1404 in Europe
- Double-digit, tiered royalties on net sales of 1404

Capitalizing on significant near-term growth opportunity

Program	Preclinical	Phase 1	Phase 2	Phase 3	Filing	Marketed
ULTRA-ORPHAN RADIOTHERAPEUTIC						
AZEDRA® Metastatic Pheochromocytoma & Paraganglioma	APPROVED					
PROSTATE CANCER						
PyL™ PSMA-targeted PET/CT Imaging Agent		Developed in the U.S. by Progenics		Licensed in Europe	CURIUM™	
1095 PSMA-targeted Small Molecule Therapeutic						
1404 PSMA-targeted SPECT/CT Imaging Agent				Licensed in Europe	ROTOP	
PSMA-TTC Thorium Conjugate Therapeutic			BAYER			
aBSI Automated Bone Scan Index						
PSMA AI Automated reading of PSMA images based on AI and deep learning						
OIC TREATMENT						
RELISTOR® SC Opioid-induced Constipation	BAUSCH Health					
RELISTOR® Tablets Opioid-induced Constipation	BAUSCH Health					

Continuing to Capture Value

- ✓ Generating revenue in 2019 for shareholders
- ✓ Completing pivotal enrollment for Phase 3 trial in 2019
- ✓ Phase 2 initiated in Q2 2019
- ✓ Strategic relationship to accelerate development of PSMA portfolio
- ✓ Limited expense expected to be surpassed by partnership revenues in 2019
- ✓ Realizing value through royalty stream and milestones; partial monetization already complete

Progenics Pharmaceuticals®
Find Fight and Follow®

Progenics completed AZEDRA's complex on-boarding process for an ultra-orphan drug

Nuclear Medicine Readiness

Centers begin process following FDA approval

Administrative Readiness

Infrastructure
Sites must have adequate facilities (lead lined rooms) and adequate supplies (shielding) to treat with radiopharmaceuticals

Hospital Licensing
Must have a radioactive materials license and be licensed to handle I-131 to administer AZEDRA

Training
Intensive training on dose preparation, administration, radiation safety and dosimetry is required

Payer Reimbursement
100% payer reimbursement to date

Radiopharmacy
Unique, customized drug presentation across each nuclear center

Committee Approvals
P&T and Radiation Safety Committee approvals needed before product can be ordered

Center Ready to Administer

Progress to Date[(1)]:

- ✓ 12 treatment centers ready to treat
- ✓ Remaining treatment centers expected to be ready to treat by year-end
- ✓ Expected ~30 treatment centers ready to treat by year-end
- ✓ Established a dedicated salesforce and medical affairs team
- ✓ Revenue in Q2 2019

Progenics mastered the commercialization process and distribution complexities associated with ultra-rare cancer treatments not commonly found in other therapy treatments

(1) Progress as of May 9, 2019.

Progenics is effectively managing AZEDRA's complex manufacturing, distribution and administration

Progenics completed all the supply chain steps needed for administering rare cancer treatment



Iodine sourced from IRE in Belgium
Progenics Pharmaceuticals
Radiopharmacy

1. Iodine extracted from decayed uranium and calibrated for proper activity at time of manufacturing
2. Iodine arrives at Newark and gets Customs / USDA / FDA release
3. Proprietary Ultratrace manufacturing process produces AZEDRA
4. AZEDRA vials packed in lead and dry ice with temp monitor to maintain -70°C temperature
5. Specialty shipper flies or drives AZEDRA to the hospital's radiopharmacy
6. Radiopharmacy thaws vials and prepares individualized patient doses to send to hospitals
7. Healthcare provider administers AZEDRA

Entire process from reactor to patient must be completed within 14 days; Coordination amongst the manufacturing facility, the hospital and the patient is required for successful drug administration

Considerable regulatory oversight of the industry

- ✓ Numerous federal government and regulatory agencies: FDA, NRC, EPA, DOT, DHS, USDA, U.S. customs
- ✓ State and provincial boards of pharmacy and health departments
- ✓ Other federal, state and provincial agencies

"You need big-time capabilities in managing nuclear materials and complex supply chain[s]" – Novartis CEO, Vasant Narasimhan, 2019 J.P. Morgan Healthcare Conference

Progenics' manufacturing strategy enables commercial scale-up and provides necessary redundancy

Securing Commercialization

- Acquired AZEDRA's manufacturing facility at an attractive price
- Secured long-term supply of Iodine
- Established control of manufacturing and distribution channels critical for precise production of AZEDRA
- Created additional capacity and necessary redundancy through CMO contracts

Strategic Benefits

- ✓ Control of manufacturing for AZEDRA
- ✓ Potential to supply 1095 clinical trials
- ✓ Potential to handle increased demand by increasing batch size
- ✓ Captures future synergies

Progenics is positioned to fight prostate cancer with 1095

Key Competitive Advantages

- ✓ **Savvy commercial product focused on end-stage user**
- ✓ **1095 targets pre-chemo market** (at least a 2 times larger market than the post-chemo market of ~8,000 patients annually)(1)
- ✓ **1095 is being used in combination with standard of care enzalutamide with the potential for synergistic effect, which is supported by preclinical data**(2)
- ✓ **Lead in combination treatment as the future of treating cancer**
- ✓ **Uses Iodine-131, a well-understood isotope with decades of patient experience and a better understood side effect profile**

Management expects to immediately commence a Phase 3 study post-FDA discussions

- Acquires MIP in January 2013 for $10m. MIP assets include: AZEDRA, 1404 and 1095
- Progenics prioritizes the MIP assets that are closer to potential approval (AZEDRA and 1404)

  1095's preclinical status did not justify significant investment at the time
- In February 2017, clinical development of 1095 begins with Phase 1 trial at Memorial Sloan Kettering
- October 2018
  Progenics obtains FDA approval to move 1095 into Phase 2
- May 2019
  Progenics initiates Phase 2 trial
- 2020
  Data from open label trial will inform decision to move into Phase 3

1095 is now worth many multiples of its original ~$10m investment

(1) Source: Prostate Cancer Disease & Landscape Forecast. Decision Resources Group. Published June 2016. With a referenced ~8,000 annual domestic drug treated cases of prostate cancer in the combined third and fourth line metastatic castration resistant.
(2) Source: Radio potentiation of Enzalutamide over Human Prostate Cancer Cells as Assessed by Real-Time Cell Monitoring. Dr. David Escors, Dr. Grazyna Kochan, Dr. Fernando Arias. Published May 17, 2018.

PyL is a $500m worldwide opportunity

- U.S. PET prostate market is valued at $500m with a peak of 125,000 scans per annum.[(1)]
- OSPREY, a Phase 2/3 trial, expediently completed in less than 2 years.
- CONDOR is a Phase 3 trial of PyL. Its primary endpoint is based on positive predictive value and was set based on discussions with the FDA.
- FDA has indicated that CONDOR can serve as the registrational trial, if positive.
- In-licensed from Johns Hopkins University with no upfront payment.



OSPREY Phase 2/3
First Patient Dosed December 2016
Phase 2/3 Enrollment Through 2017
Enrollment Completed June 2018
Topline Results October 2018
2016
2017
2018
2019
2020
CONDOR Phase 3
First Patient Dosed December 2018
Enrollment Completed* December 2019
Topline Results* Q1 2020
IND Filed October 2016
NDA Submission* H2 2020
Approval* H2 2021

Progenics is able to efficiently move products through their pipeline

* Indicates anticipated events based on the Company's expectations.

(1) Independent major PET market participants verified the U.S. PET market to peak at 125,000 scans per year at ~$4,000/scan for a total U.S. market value of $500m.

KOLs drive development of PyL, which changed management plans for 87% of patients

Leveraging investigator-sponsored studies to expand and advance PyL development

Stanford University School of Medicine

- A 50-patient study reported that PyL imaging localized disease in the majority of patients, including those with ***very low PSA levels***
- PyL imaging had an impact on clinical management ***in 65% of the patients***, including 25% who had negative findings with conventional imaging[1]

The Journal of Nuclear Medicine

- Data from a Prospectively Designed Independent Trial of 130 patients showed that PyL upstaged and downstaged disease in 65.5% of patients, improved physician decision-making in ***89.1% of patients***, and changed management plans in 87.3% of patients[2]

Source: 1. Harrison et al 2019 J Urol 201(4S):e1002 (abstract #: LBA-22).; 2. Rousseau et al 2019 J Nucl Med 2019; doi: 10.2967/jnumed.119.226381.

Progenics leads the prostate cancer artificial intelligence space through its innovative investment in PSMA AI

Promising faster, more accurate image analysis compared to a human reader

Investment with potential for significant future returns

Boost commercial adoption and extend sales lifecycle

Strategic Benefits

- ✓ PSMA AI was obtained with a minimal investment of ~$7m
- ✓ Minimal annual spend for AI is offset by near-term revenues from AI products
- ✓ Statistically proven to analyze imaging results with higher accuracy, reproducibility and speed than a manual read
- ✓ Proprietary algorithms can extend exclusivity
- ✓ In discussions with machine manufacturers to install Progenics' aBSI on the machines they manufacture

Complementary Application

- ✓ Key differentiator for PyL commercialization
- ✓ Proven increased accuracy and efficiency
- ✓ KOLs believe AI will be an integral diagnostic tool in clinical practice

PSMA AI promises faster, more accurate image analysis compared to a human reader



Demonstrated clinical utility of PSMA AI

CT

PyL PET/CT

PyL PET/CT + PSMA-AI

Focused on Long-Term Value Delivery with Financial Discipline

Progenics Pharmaceuticals®
Find Fight and Follow®

Disciplined approach results in lower operating expenses than comparable oncology biopharma peers

Progenics' Operating Expense Profile vs. Oncology Biopharma Peers

	2014	2015	2016	2017	2018	2019E[1]	1-Year CAGR	3-Year CAGR	5-Year CAGR
Operating Expenses									
Progenics	$44.1	$46.0	$60.9	$67.5	$64.6	$82.6	27.9%[3]	10.7%	13.4%
Industry peer average[2]	55.6	67.3	50.4	61.0	82.5	101.4	**52.6%**[4]	**55.1%**[4]	**30.3%**[4]



Progenics
Industry Peer Average
2014
2015
2016
2017
2018
2019E

Historically, Progenics consistently demonstrated prudence in expense management

Progenics consistently maintains an efficient cost structure

(1) Source: FactSet consensus estimates.
(2) Industry peer group captures the average cost structure of all domestically listed biopharma oncology companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m. Detailed methodology of peer selection can be found in the Appendix.
(3) 1-Year CAGR above peers due to ramp up in preparation for AZEDRA's commercial launch.
(4) The CAGR represents the average of the calculated CAGR for each industry peer.

Progenics Pharmaceuticals
Find Fight and Follow

SG&A spend falls below comparable first product launches of comparable peers

First product drug launches of small cap biopharma companies (rare dx / oncology)

Company	Drug	Year of Approval (YoA) (Date)	SG&A ($m) 2016	2017	2018	2019E	% YoY Increase in Year of Approval	$ Increase in Year of Approval
Progenics	AZEDRA	2018 (07/30)	21.3	23.8	27.9	36.8	17%	4.1
Stemline	Elzonris	2018 (12/21)	12.0	19.2	39.0	64.7	103%	19.8
Catalyst Pharm	Firdapse	2018 (11/28)	7.3	7.3	15.8	36.2	118%	8.6
Akcea	Tegsedi	2018 (10/05)	14.9	36.8	152.0	198.3	313%	115.2
Verastem	Copiktra	2018 (09/24)	16.6	20.8	76.3	104.6	266%	55.4
Agios	Tibsovo	2018 (07/20)	45.0	64.7	107.0	136.9	65%	42.3
GW Pharma	Epidiolex	2018 (06/25)	23.0	54.8	137.6	255.5	151%	82.8
Rigel	Tavalisse	2018 (04/17)	20.0	37.4	69.4	86.5	86%	32.0
Lexicon	Xermelo	2017 (02/28)	41.0	64.2	61.9	60.0	57%	23.2

	% YoY Increase	$ Increase
Median	111%	37.2
Average	145%	47.4

Year of Approval

Focused on commercialization of AZEDRA while maintaining an efficient cost structure

Source: FactSet. Note: Expense figures exclude any depreciation and amortization booked to SG&A.

Relocating to World Trade Center provided financial and strategic benefits



Financial

Significantly Reduced Facility Cost:

- ✓ Took advantage of the favorable lease terms offered for biotech firms post 9/11
- ✓ Lowered facility costs by ~50% in 2016
- ✓ Received tax benefits for locating corporate headquarters into a zone of terrorist attacks

Minimal Out of Pocket Costs:

- ✓ Leasehold improvements funded by landlord

Strategic

Ability to Attract Talent from Biopharmaceutical Pool:

- ✓ Location provides access to highly attractive talent pool in New Jersey

Access to Premier Research Centers and Surrounding World-Class Medical Institutions:

- ✓ Albert Einstein College of Medicine, NY Presbyterian / Columbia University Medical Center, The Icahn School of Medicine at Mount Sinai, NYU Langone Medical Center, the Hospital for Special Surgery, Rockefeller University, Columbia, MSK, and Cornell

Closer Proximity and Easy Transportation to NJ Pharmaceutical Companies & Treatment Centers:

- ✓ Johnson & Johnson, Bristol Myers Squib, RU Cancer Institute and Janssen Pharmaceuticals

Progenics Pharmaceuticals
Find Fight and Follow

Progenics takes a prudent approach to maintaining an adequate, but not excessive, cash balance

Cash as a % of market cap vs. Industry Peers(1)



84.1%
73.5%
63.0%
58.5%
47.0%
45.9%
41.6%
40.5%
40.4%
37.1%
34.8%
34.5%
33.9%
32.9%
32.7%
27.8%
20.0%
Peer Average
IMGN
KPTI
MRUS
RCUS
HARP
ADAP
TCRR
THOR
AGEN
NXTC
REPL
FTSV
GRTS
CASI
RIGL
PGNX
NCNA

Cash as a % of market cap vs. Proxy Peers(2)



112.0%
82.5%
40.4%
39.2%
34.5%
32.7%
31.7%
27.8%
27.7%
17.5%
17.5%
10.2%
4.1%
Peer Average
CTIC
CRIS
AGEN
MGNX
VNDA
RIGL
XOMA
PGNX
BCRX
IMMU
XNCR
BDSI
ARRY

Given their cash-intensive nature, it is common practice for public biopharmaceutical companies to hold a certain level of cash

Source: FactSet. Note: Cash is inclusive of short-term investments and is obtained from each company's most recent quarterly filing. Market capitalization is calculated based on a June 18, 2019 pricing date.

(1) Industry peer group captures all domestically listed biopharma oncology companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m. Detailed methodology of peer selection can be found in the Appendix.

(2) Peer group defined in Progenics' 2019 Proxy Statement.

Well-Balanced and Diverse Board is Effectively Overseeing Progenics

Progenics Pharmaceuticals®
Find Fight and Follow®

Board has the right mix of skills and experience to guide Progenics

Board Independence	▪ All 6 non-executive Directors are independent, including the Board Chairman ▪ Each of the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee is composed solely of independent Directors ▪ The 3 newest Directors offer Progenics a "fresh perspective" while remaining tenured directors offer both experienced company and industry insights
Diverse Perspective	▪ Directors hail from numerous geographies and professional pharmaceutical backgrounds ▪ 2 of the 7 Directors are women
Leadership Experience	▪ Majority of the Board includes current or former senior executives and directors of other world-class public pharmaceutical companies – Majority of the non-executive Directors are current or former CEOs, Presidents or Chief Executives of pharmaceutical companies – Majority of the non-executive Directors have served on other public company boards
Industry Knowledge and Experience	▪ The Board has significant experience in commercial-stage oncology / pharmaceuticals ▪ Majority of the non-executive Directors are current or former senior executives or directors of world-class companies engaged in research, development, and commercialization of oncology / pharmaceuticals

Progenics Pharmaceuticals®
Find Fight and Follow®

Well-balanced and highly qualified Board

	Public Company Board Experience	Oncology / Pharma. Expertise	Financial Expertise	Commercial / Development Expertise	Independent Director	Date Appointed	Relevant Experience
Mark R. Baker	✓	✓	✓	✓		Q3'09	Progenics Pharmaceuticals*, Continental Grain Company
Peter J. Crowley	✓	✓	✓		✓	Q1'09	WindRose Health Investors, AnaBios, CIBC, medicalknowledgegroup
Michael D. Kishbauch	✓	✓	✓	✓	✓	Q4'13	Achillion*, catabasis*, OraPharma, Novartis, Ariad, MedImmune
Bradley L. Campbell	✓	✓		✓	✓	Q2'16	Amicus Therapeutics*, genzyme, BioNJ, Bristol-Myers Squibb
Dr. Karen Jean Ferrante	✓	✓		✓	✓	Q1'14	Millennium Pharmaceuticals, Inc., tokai pharmaceuticals, Pfizer, Takeda, CHI-MED*, Unum Therapeutics*, MacroGenics*, Bristol-Myers Squibb, Baxalta
Dr. David A. Scheinberg	✓	✓		✓	✓	Q1'96	SELLAS Life Sciences Group*, sapience therapeutics*, Memorial Sloan Kettering Cancer Center, OncoPep, Pfizer
Nicole S. Williams	✓	✓	✓		✓	Q1'07	Abraxis BioScience, Intercept, Cellmark

* Denotes current directorship

Velan is targeting Directors with significant human capital, breadth of experience, and intimate knowledge of Progenics

Progenics' Board has the right mix of skills and experience to effectively guide the Company for long-term success

Progenics Pharmaceuticals
Find Fight and Follow

Today Progenics is reaping the rewards derived from the prescient decisions made by the three Directors targeted by Velan

Peter Crowley



- ✓ Instrumental in the strategic reorientation of Progenics' pipeline in 2009, which has led to significant value creation for shareholders today
- ✓ A leader in being a financial advisor to healthcare companies
- ✓ Valued public board experience

Mark Baker



- ✓ Spearheaded strategy to focus on oncology
- ✓ Assembled expert management team to maximize value of out of favor assets
- ✓ Built strategic partnerships to commercialize pipeline

Michael Kishbauch



- ✓ Provides extensive commercialization experience in oncology
- ✓ As Chair of Nominating and Corporate Governance Committee, continues to lead Progenics to best-in-class governance practices

Targeting these three key Directors, as advocated by Velan, risks an unintended consequence: the derailment of the Progenics at a key inflection point

Experienced Board and management team poised to successfully commercialize AZEDRA

- ✓ **Experienced team** with **commercial focus**, indicated by the **launch of multiple radiopharmaceuticals**:
  - – Xofigo, Bexxar, and Zevalin
- ✓ **Market access team with extensive rare disease experience including Alexion**
- ✓ Supported by a Board of Directors with **expansive drug development, operating and financial background**

Board

Dr. David Scheinberg

- ✓ Direct experience in developing radiopharma products
- ✓ Led discovery and early clinical development of GPS

Bradley Campbell

- ✓ President & COO of Amicus Therapeutics
- ✓ Extensive commercial experience in rare diseases

Michael Kishbauch

- ✓ Former CEO of Achillion Pharmaceuticals and OraPharma
- ✓ Led multiple successful pharma product launches

Dr. Karen Ferrante

- ✓ 24 years of Pharma and Biotech experience in oncology development
- ✓ Responsible for all oncology development while at Pfizer

Management

Bryce Tenbarge



Joined: August 2016

Position: SVP of Commercial

Bio:

- ✓ 15+ years of experience in biopharmaceutical marketing with particular expertise in oncology
- ✓ Proven ability to design and implement commercial infrastructure and support highly-specialized product launches

Asha Das



Joined: January 2019

Position: Chief Medical Officer

Bio:

- ✓ 10+ years of clinical practice and academic expertise in neurology and neuro-oncology
- ✓ Extensive experience in drug development, including leading activities for the approval and launch of multiple of oncology therapeutics

Benedict Osorio



Joined: February 2018

Position: Chief Operating Officer

Bio:

- ✓ 30+ years of experience in pharmaceutical quality control and quality assurance
- ✓ Diversified knowledge of pharmaceutical operations, including the manufacturing, packaging, and distribution

Board follows best-in-class corporate governance policies



Progenics' ISS QualityScore(1) 2013 to 2019
QualityScore Rating
Weak
Strong
4
2
2
2
1
1
1
Strong Corporate Governance
2013
2014
2015
2016
2017
2018
2019



Progenics' ISS QualityScore vs. Industry Peers(2)
QualityScore Rating
Weak
Strong
7
8
10
9
7
7
1
9
4
8
Peer Median
AGEN
CASI
FTSV
GRTS
IMGN
KPTI
PGNX
RCUS
RIGL
THOR

Progenics' governance practices score well above peers

Source: Data from ISS QualityScore Reports.

(1) Governance QualityScore uses a numeric, decile-based score that indicates a company's governance risk relative to its index or region. A score in the 1st decile (QS:1) indicates relatively higher quality governance practices and relatively lower governance risk, and, conversely, a score in the 10th decile (QS:10) indicates relatively higher governance risk.

(2) Industry peer group captures all domestically listed biopharma oncology companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m. Excludes companies without an ISS QualityScore. Detailed methodology of peer selection can be found in the Appendix.

Progenics Pharmaceuticals *Find Fight and Follow*

Board is held accountable to shareholders, who can call for change at any time

Governance framework ensures full accountability to shareholders

Favorable Shareholder Rights	
Annually elected directors	✓
Action may be taken by written consent	✓
Ability to amend charter / bylaws by majority vote	✓
Ability to call special meetings	✓
Right of proxy access	✓

In response to shareholder input

Bylaw Amendments	
Decreased the threshold for shareholders to call **special meetings** (50.1% to 20%)	April 2019
Adopted **proxy access**	January 2017
Adopted **advance notice requirements**	January 2017
Modified vote requirement to elect directors from **plurality** to **majority**	March 2012

Responsive Steps by Board

In 2014, ISS recommended "against" an incumbent nominee for being a non-independent director and the chair of the Nominating and Corporate Governance Committee

Following the incumbent nominee's proactive and voluntary decision to step down from the Nominating and Corporate Governance Committee, ISS issued a revised "FOR" recommendation

Progenics maintains a governance structure that welcomes shareholder input

Progenics Pharmaceuticals® Find Fight and Follow®

CEO compensation is tied directly to share performance and strategic priorities

Performance Compensation Metrics

- ✓ Maximize AZEDRA value
- ✓ Increase product pipeline value
- ✓ Business development
- ✓ Management of financial expense

Variable Compensation Over Time
($ m)



Approval of AZEDRA
Delay in commercialization
$0.35
$0.56
$0.31
$1.37
$0.29
$0.93
2016
2017
2018
Option Value Awarded
CEO Bonus(1)

2018 Fixed vs. Variable Compensation



Fixed Compensation
34%
Variable Compensation
66%

Long-term vs. Short-term Compensation



Long-term Compensation
51%
Short-term Compensation
49%

CEO compensation is incentive driven

Source: Progenics' 2018 10K/A and 2019 Proxy Filing.

(1) CEO Bonus represents both cash bonus under Progenics' annual incentive plan and discretionary bonuses awarded to NEOs.

Progenics Pharmaceuticals® *Find Fight and Follow*®

Historical CEO pay falls well below industry peers

CEO Pay as a % of Market Cap



1 Year
THOR 3.4%
IMGN 2.7%
1.1% Peer Average
RIGL 1.0%
ADAP 0.7%
AGEN 0.7%
KPTI 0.6%
FTSV 0.5%
PGNX 0.5%
GRTS 0.4%
CASI 0.4%
RCUS 0.3%
0.0% 1.0% 2.0% 3.0% 4.0%
3 Year
THOR 8.5%
IMGN 4.4%
3.1% Peer Average
AGEN 2.4%
RIGL 2.1%
KPTI 1.8%
ADAP 1.7%
PGNX 1.4%
CASI 1.0%
RCUS
GRTS
FTSV
Data unavailable
0.0% 2.5% 5.0% 7.5% 10.0%
5 Year
THOR 11.5%
IMGN 6.1%
4.8% Peer Average
AGEN 3.5%
KPTI 3.2%
RIGL 3.0%
PGNX 2.2%
CASI 1.4%
RCUS
GRTS
FTSV
ADAP
Data unavailable
0 0.05 0.1 0.15

CEO Pay ($ m)



1 Year
THOR $15.0
IMGN $8.8
$4.1 Peer Average
RIGL $4.0
ADAP $2.6
AGEN $2.6
KPTI $2.3
PGNX $1.9
FTSV $1.8
GRTS $1.7
CASI $1.2
RCUS $1.1
$0.0 $5.0 $10.0 $15.0
3 Year
THOR $37.6
IMGN $14.0
$12.2 Peer Average
AGEN $9.6
RIGL $8.3
KPTI $6.5
ADAP $6.2
PGNX $5.7
CASI $3.0
RCUS
GRTS
FTSV
Data unavailable
$0.0 $10.0 $20.0 $30.0 $40.0
5 Year
THOR $51.1
IMGN $19.5
$18.7 Peer Average
AGEN $13.7
RIGL $11.8
KPTI $11.7
PGNX $8.6
CASI $4.2
RCUS
GRTS
FTSV
ADAP
Data unavailable
$0.0 $20.0 $40.0 $60.0

Source: Company filings.

(1) Industry peer group captures all domestically listed oncology biopharma companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m. Detailed methodology of peer selection can be found in the Appendix. Excludes companies who are foreign issuers or have recently IPO and have not filed a proxy statement.

Progenics Pharmaceuticals
Find Fight and Follow

Management's interests are fully aligned with the interests of shareholders

Stock compensation is granted in the form of options

Management's ownership is in line with post-IPO (non-founder) management peers

Post-IPO management teams among peers hold a median of ~2.4 to ~2.8%

	Post-IPO Management Beneficial Ownership[(1)] vs. Peers
	Median OS% Held by Mgmt.
Proxy Peers[(2)]	2.8%
Industry Peers[(3)]	2.4%
Progenics' Management[(4)]	3.0%

Progenics' management team has equivalent "skin in the game" to peers

Source: FactSet.

(1) Beneficial ownership defined as common stock plus options / indirect securities.
(2) Peer group defined in Progenics' 2019 Proxy Statement.
(3) Industry peer group includes all domestically listed oncology biopharma companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m. Detailed methodology of peer selection can be found in the Appendix.
(4) Includes Mark Baker, Patrick Fabbio, Asha Das, Vivien Wong, Bryce Tenbarge, and Benedict Osorio.

Director's compensation and ownership interest is fully aligned with industry standards

5 Year Director Compensation Table vs. Industry Peers[3]


Industry Peer Average
CASI
KPTI
IMGN
PGNX
AGEN
RIGL
Proxy Peer Avg.

Stock compensation is granted in the form of options

Progenics' Director ownership is above those of its peers

Directors among peers hold a median of ~0.7%

Non-Executive Director ("NED") Beneficial Ownership[1] vs. Peers	
	Median OS% Held by Non-Executive, Non-Founder Directors
Proxy Peers[2]	0.7%
Industry Peers	0.6%
Progenics' NEDs	1.4%

Progenics' Board compensation and ownership interest are aligned to ensure shareholder interests are met

Source: FactSet.

(1) Beneficial ownership defined as common stock plus options / indirect securities.

(2) Peer group defined in Progenics' 2019 Proxy Statement.

(3) Industry peer group captures all domestically listed oncology biopharma companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m. Compensation excludes any industry peers that have not been reporting Director compensation for the past 5 years or are foreign reporters not required to file a DEF14A. Detailed methodology of peer selection can be found in the Appendix.

Progenics Pharmaceuticals
Find Fight and Follow

Options remain a common form of economic ownership for Directors at biotech companies

Options as % of total shares owned vs. Industry Peers[(1)]



100.0%
99.6%
98.9%
98.8%
96.2%
95.8%
89.0%
88.6%
59.6%
32.7%
16.6%
6.4%
5.3%
1.0%
0.3%
Peer Median
MRUS
CASI
KPTI
RIGL
REPL
PGNX
AGEN
IMGN
THOR
HARP
FTSV
RCUS
GRTS
NXTC
TCRR

Options as % of total shares owned vs. Proxy Peers[(2)]



100.0%
98.8%
95.8%
93.1%
89.0%
85.2%
82.2%
74.5%
73.3%
66.1%
52.2%
21.0%
4.6%
Peer Median
XNCR
RIGL
PGNX
CRIS
AGEN
BCRX
VNDA
MGNX
ARRY
XOMA
CTIC
IMMU
BDSI

~80% or more of the beneficial ownership by non-executive directors (excluding founders) of Progenics' peers are in the form of options

Source: FactSet.

Note: Option ownership as a percentage of shares owned is calculated based on each company's non-executive and non-founding directors.

(1) Industry peer group captures all domestically listed oncology biopharma companies as of June 18, 2019 that had a market capitalization within a $100m range of Progenics' June 18, 2019 market capitalization of $394.1m.

(2) Peer group defined in Progenics' 2019 Proxy Statement.

Progenics Pharmaceuticals
Find Fight and Follow

Overwhelming majority of advance notice bylaws include a holder "of record" requirement for shareholder nominations

Key messages

- ✓ A record holder requirement provides the most independently verifiable means for a company to confirm that a person making a proposal is in fact a shareholder.
- ✓ An overwhelming majority of advance notice bylaws require shareholders submitting nomination notices to be a holder "of record" at the time of a director nomination.
- ✓ The record holder requirement is easy to satisfy and followed by shareholders in scores of valid nominations made at public companies every single year.
- ✓ Progenics' advance notice bylaw, including its record ownership requirement, is clear and unambiguous.
- ✓ The Delaware Chancery Court has previously invalidated a nomination notice in a similar circumstance, requiring securities to be held in a specific manner by the time director nominations are due. *See TravelCenters of America LLC v. Brog* (Del. Ch. Apr. 7, 2008) (refusing to "excuse or countenance" the "neglect" of "sophisticated investors" (such as Velan) to abide by organizational documents that are "explicit[ ] and unambiguous[ ]").

Velan Lacks Understanding of and Commitment to Our Business; Its Nominees Do Not Bring the Required Expertise and have major ESG concerns

Progenics has made concerted efforts to constructively engage with Velan

November 27
Velan requests brief phone call with CEO Mark Baker

November 29
Progenics has phone call with Velan representatives

February 18
Velan sends a letter to the Board highlighting its views on operations and financial matters

February 22
The Progenics Board responds to Velan's letter **acknowledging its views for consideration**

March 7
Velan sends a second letter to the Board of intent to nominate candidates or run a "vote-no" campaign

Progenics Chairman Peter Crowley offers a meeting between himself, Velan and CEO Mark Baker

March 13
Progenics Chairman Peter Crowley engages in initial discussions with Velan to **better understand its views**

March 25
Progenics Chairman Peter Crowley and CEO Mark Baker meet to **engage in constructive dialogue with Velan**

March 27
Velan sends a third letter to the Board including an **attack deck on the Company**

May 6
Velan issues a public letter to the Board indicating a potential campaign and laying out its concerns

In response to the public letter, Progenics highlights repeated attempts to constructively engage with Velan

May 7
Velan issues a preliminary proxy and letter to shareholders initiating a "vote-no" campaign

Nov | Dec | Jan | Feb | Mar | Apr | May | Jun

Velan has responded unconstructively with a barrage of public attacks impugning the Board and management

Progenics Pharmaceuticals
Find Fight and Follow

Progenics has made concerted efforts to settle with Velan

April 15
Velan attempts to replace 6 of 7 Progenics' Directors with an invalid nomination. Progenics still committed to interview.

April 24
Velan responds to invalid nominations.
Demands:
- Replace 3 Directors with 3 of Velan's previously rejected nominees

April 30
Velan rejects proposal within hours.
Demands:
- Expand the Board by 2 Directors and add 3 of Velan's nominees
- Replace Chairman with one of Velan's nominees
- No standstill agreement or vote support through 2020 AGM

May 3
Velan again rejects proposal, within hours, offering no counter-proposal.

June 11
Velan ignores Board's efforts to compromise.
Demands (essentially the same terms):
- Add Velan nominees Bala Venkataraman and Ryan Melkonian *(the two most directly involved in past price gouging)* to the Board.

June 14
Velan rejects proposal, once again offering no counter-proposal.

April — May — June

April 18-24
Progenics' Nominating and Corporate Governance Committee interviews Velan's 6 candidates, identifying past interlocking business relationships and significant ESG concerns.

April 30
Progenics offers to settle.
Settlement Offer:
- Hire Korn Ferry to identify 2 directors with radiopharma commercialization and supply chain management expertise,
- Designate the 2 new directors to committees
- Nominate the 2 new directors for 2019 and 2020 AGM
- Standstill agreement and vote support through 2020 AGM.

May 3
Progenics offers again to settle.
Enhanced Settlement Offer:
- Korn Ferry will review Velan's 6 nominees as part of the process of identifying 2 directors additions,
- Formation of a new "Commercialization Committee", including at least one of the new directors
- Board would engage an investment bank to help optimize capital allocation strategy.

June 6
Progenics' CEO, Mark Baker, and Velan group member and nominee, Ryan Melkonian, meet at Jefferies Healthcare Conference, raising the topic of settlement.

June 10
Progenics asks if Velan has a counterproposal to the last offer.
Suggested Compromise:
- Allow Velan to directly designate directors with radiopharma commercialization and supply chain management expertise and no history of price gouging or other major ESG concerns.

June 13
Progenics offers another compromise.
Further Enhanced Settlement Offer:
- Velan to designate 2 additional directors with required experience
- Allow each new director to serve on committees immediately
- Not unreasonably withhold consent to these directors as long as they have no price gouging histories or other major ESG concerns
- Standstill and director re-nomination agreement

Velan did not respond to our latest settlement offer and refuses to compromise unless Directors with price gouging pasts are added to the Board

Velan's candidates are either inexperienced or linked to price gouging or other unethical business practices



Ryan Melkonian
Board of Sebela
Virinder Nohria
Associated with companies that have engaged in price gouging
3+ year working relationship at Melkonian Capital
Board of Sebela
Co-founded Vidara Therapeutics together in 2011
Bala Venkataraman
Nohria served as a Scientific Advisor and Board member of Sentynl, a pharma. company Matthew Heck founded in 2012
Terence Cooke
Met through a family friend years ago
12+ year relationship. Bala is an investor and Board member of Sentynl
Deepak Sarpangal
Matthew Heck
Associated with companies that have engaged in "price-gouging" or illegal kick-backs
Private equity investors with no biotech or radio-pharama experience
No ownership in Progenics

A proxy fight with Velan was inevitable – The Board would have come to the same conclusion regarding Velan's candidates had Velan properly nominated the same slate of directors

Progenics Pharmaceuticals®
Find Fight and Follow®

Velan's candidates have significant ESG shortcomings

- ✓ While Velan failed to submit valid director nominations, the Board nonetheless interviewed and considered each of Velan's nominees according to our Director nomination policy.
- ✓ Velan's nominees, in addition to not possessing the necessary expertise, do not meet the high standards of integrity and commitment to best-in-class ESG principles that we require of all of our directors.
- ✓ Major ESG failures of Velan's nominees include:
  1. Balaji Venkataraman, Virinder Nohria, and Ryan Melkonian have founded or served on Boards in pharmaceutical companies which have frequently been accused of price gouging, with some being cited by the U.S. Senate for dramatically increasing their prices.(1)

     Such practice will drastically undermine our business stability and significantly damage our reputation and long-term value.
  2. Mr. Venkataraman was identified as a signatory to fraudulent SEC filings during his time as an executive at First Horizon where First Horizon later sued Mr. Venkataraman.
  3. Matthew Heck co-founded, served as CEO and was a member of the Board of Victory Pharmaceuticals, which paid the Department of Justice $11.4m to resolve federal civil and criminal liability arising from kickback allegations in connection with the promotion of its drugs shortly after Mr. Heck's departure.(2)

Velan's nominees pose a serious concern to Progenics' high ESG standards, calling into question Velan's judgement in targeting Messers Crowley, Kishbauch, and Baker

(1) "Sudden Price Spikes in Off-Patent Prescription Drugs: The Monopoly Business Model that Harms Patients, Taxpayers and the US Health Care System," US Senate Special Committee on Aging, December 2016.
(2) "Victory Pharma to pay $11.4 million in kickback probe," Washington Times, December 27, 2012.

Three Velan candidates are associated with companies that have used price-gouging as a tactic to "flip" companies

Dealmakers Behind Soaring Drug Prices Hit the Jackpot

- ✓ *Simple formula: Buy the rights, hike the price, resell them*
- ✓ *'They're taking advantage of a dysfunctional market'*

*As for Actimmune, its rights were acquired in June 2012 by **Vidara Therapeutics,** backed by the private-equity firm DFW Capital Partners, and sold to Horizon when it purchased Vidara in September 2014. Today **the shot lists for $538,000 a year, up 868%** from the time of Vidara's purchase, including an **81% lift by Horizon**. The drug was Vidara's sole product. The company's co founder and majority shareholder, **Balaji Venkataraman**, couldn't be reached for comment. DFW's managing partner Keith Pennell declined to comment.*

*During the Actimmune flip, **Venkataraman** and DFW did another deal, helping fund **Sebela Pharmaceuticals**. Registered in Georgia in August 2013, **Sebela** bought Miacalcin, an injection that combats dangerously high calcium levels, from Novartis in August 2014. Over the next eight months, Miacalcin **went up more than 2,800%, to $1,987 from $68 per vial**. About a year later, Sebela sold Miacalcin "for a substantial gain," resulting in a special distribution to shareholders, according to an annual report from one of DFW's investors. The buyer was Mylan, which has since moved the drug's price up **15% to $2,283.***

- Bloomberg, November 2016

Progenics does not stand by the unethical nature of Velan's nominees' past associations

Velan's candidates lack skills critical to Progenics

	Public Company Board Experience	Oncology / Pharmaceuticals Experience	Financial Expertise	Development / Commercial Expertise	ESG Concerns
Bala Venkataraman	No		No		Yes
Ryan Melkonian	No	No		No	Yes
Virinder Nohria			No		Yes
Terence Cooke	No	No		No	
Deepak Sarpangal	No	No		No	
Matthew Heck	No				Yes

No = indicates expertise missing from Velan's nominees
Yes = indicates which of Velan's nominees have been associated with serious ESG concerns

Velan's nominees lack the skill set required for the Progenics Board

Progenics Pharmaceuticals
Find Fight and Follow

Progenics is poised for growth and success

- ✓ Leader in developing innovative cancer treatments and technologies while advancing key internal programs, including securing strategic partnerships to maximize value of portfolio

- ✓ Commercialization of key products underway
  - **AZEDRA:** First commercial sale achieved in Q2 2019
  - **RELISTOR:** Successful launch capturing profit

- ✓ Promising key late-stage pipeline products are positioned to fuel long-term growth
  - **PyL:** Phase 3 data expected early 2020, followed by potential NDA filing in the same year
  - **1095:** Phase 2 interim analysis may support rapid advancement into Phase 3

- ✓ Stock outperforms comparable oncology biopharma peers

- ✓ Committed to strong financial discipline, resulting in lower operating expenses than Progenics' peers

Progenics urges shareholders to vote on the WHITE proxy card to support the Progenics Board's ongoing initiatives to enhance shareholder value

Progenics Pharmaceuticals®
Find Fight and Follow®

Progenics is poised for growth and success

- ✓ Progenics continuously implements best-in-class corporate governance practices
- ✓ Progenics' qualified Board and management team bring dynamic industry-specific experience to help the Company meet and surpass critical radiopharmaceutical supply chain requirements and commercialization milestones
- ✓ The three Directors targeted by Velan Capital L.P. ("Velan") bring valuable expertise, which is critical to the Company's continued success
- ✓ Velan originally planned on gaining control over the Board by nominating 6 directors. After Velan's nominations were revealed to be invalid, the Board interviewed each of Velan's candidates and found that they have histories of questionable business practices, such as reported price gouging and illegal kickbacks
- ✓ The Board made repeated efforts to reach a compromise, including an offer for Velan to designate two directors to the Board, so long as they did not raise significant ESG concerns
  - A proxy fight was unavoidable given Velan's refusal to settle on terms other than adding its director nominees with price-gouging histories

Progenics urges shareholders to vote on the WHITE proxy card to support the Progenics Board's ongoing initiatives to enhance shareholder value

Progenics Pharmaceuticals®
Find Fight and Follow®

Appendix

Progenics Pharmaceuticals®
Find Fight and Follow®

Each targeted Board member is indispensable at Progenics' current juncture



Peter Crowley

Director Since: February 2009

Specialty: Healthcare Investment Banking

Key Highlights:

- ✓ Instrumental to refocusing Progenics' strategy towards oncology
- ✓ 15 years as global head of CIBC's healthcare investment banking practice with experience in over 500 healthcare related transactions and over $30 billion of capital raised in the healthcare space
- ✓ Total of 23 years in healthcare banking with significant experience in financially advising oncology companies
- ✓ Partner at Windrose Health which focuses on pharmaceutical outsourcing where Mr. Crowley has extensive experience in healthcare contract research, healthcare contract manufacturing, and healthcare market servicing
- ✓ Chairman experience from both public and private healthcare companies which have succeeded in generating long-term shareholder value
- ✓ Formerly a board member of the Cancer Research Institute, a non-profit leader dedicated exclusively to advancing cancer treatment
- ✓ Extensive experience being a board member for various public and private healthcare companies



Mark Baker

Director Since: 2009, CEO since 2011

Specialty: Biotechnology, Law

Key Highlights:

- ✓ Current CEO of Progenics since 2011 and has been with the company since 2005
- ✓ Spearheaded the Company's strategy to focus on oncology
- ✓ Architect of the Company's Find, Fight and Follow approach for cancer
- ✓ Sole inventor of the Company's U.S. patent covering medical image analysis, decision support system and related graphical user interface (GUI) applications
- ✓ Respected industry leader in the radiopharmaceutical field where Mr. Baker speaks on various industry panels and to leading cancer researchers / scientists
- ✓ Responsible for the Company's licensing agreements for the lead product, RELISTOR
- ✓ Honored by patient groups in prostate cancer and the pheo/para market
- ✓ Over 25 years of legal experience, including 21 years with Dewey Ballantine, where he represented Progenics in its 1997 IPO, along with many other clients in the biotechnology field
- ✓ Board member to many public and private companies along with being an advisor to many boards where Mr. Baker has substantial boardroom experience



Michael Kishbauch

Director Since: September 2013

Specialty: Pharmaceutical Commercialization

Key Highlights / Experience:

- ✓ Extensive commercialization experience in the oncology field
- ✓ Has served on 7 public-company boards, including several non-profits, and more than 12 committees
- ✓ Former Head of US Product Marketing at CIBC/Novartis where he led the two most successful product launches in pharma history, Voltaren and Habitrol. Later established what was to become Novartis' Oncology Field Force
- ✓ Former President/COO at MedImmune where he built the company's commercial organization leading to launches of CytoGam, RespiGam and Synagis. Successful investor exit in company sale to AstraZeneca
- ✓ OraPharma: Company founder, and former President/CEO where he took the company public in 2000. Built commercial organization, and lead product, Arestin, became largest product in pharmaceutical dentistry. Successful investor exit in company sale to J&J
- ✓ Currently serves as President/CEO in significant turn-around situation. Signed transformative partnerships with Gilead and J&J. Company public offering 2006

Progenics Pharmaceuticals
Find Fight and Follow

Historical CEO pay falls well below proxy peers



CEO Pay as a % of Market Cap
1 Year
CTIC 5.5%
CRIS 3.8%
BCRX 1.0%
RIGL 1.0%
XOMA 0.9%
AGEN 0.7%
MGNX 0.6%
BDSI 0.6%
VNDA 0.6%
PGNX 0.5%
XNCR 0.2%
IMMU 0.1%
ARRY 0.1%
1.3% Peer Average
0.0% 2.0% 4.0% 6.0%
3 Year
CTIC 16.2%
CRIS 11.0%
XOMA 4.3%
AGEN 2.4%
BCRX 2.4%
RIGL 2.1%
VNDA 2.0%
BDSI 1.8%
PGNX 1.4%
MGNX 1.2%
XNCR 0.6%
IMMU 0.2%
ARRY 0.1%
3.7% Peer Average
0.0% 5.0% 10.0% 15.0% 20.0%
5 Year
CTIC 40.5%
CRIS 19.4%
XOMA 6.9%
BDSI 5.7%
BCRX 3.9%
AGEN 3.5%
RIGL 3.0%
VNDA 2.6%
PGNX 2.2%
MGNX 2.0%
XNCR 0.8%
IMMU 0.4%
ARRY 0.2%
7.4% Peer Average
0.0% 10.0% 20.0% 30.0% 40.0% 50.0%



CEO Pay ($m)
1 Year
ARRY 5.56
MGNX 5.21
XNCR 4.37
VNDA 4.28
BCRX 4.17
RIGL 3.98
IMMU 3.58
CTIC 3.03
AGEN 2.57
BDSI 2.47
CRIS 1.96
PGNX 1.87
XOMA 1.32
$3.5 Peer Average
$0.0 $5.0 $10.0
3 Year
VNDA 15.27
ARRY 12.27
XNCR 12.22
AGEN 9.58
MGNX 9.47
BCRX 9.36
CTIC 8.99
RIGL 8.33
BDSI 7.37
XOMA 6.61
IMMU 6.34
CRIS 5.71
PGNX 5.70
$9.3 Peer Average
$0.0 $5.0 $10.0 $15.0 $20.0
5 Year
BDSI 23.23
CTIC 22.51
VNDA 20.33
ARRY 18.53
MGNX 16.72
XNCR 15.89
BCRX 15.41
AGEN 13.72
RIGL 11.81
XOMA 10.55
IMMU 10.14
CRIS 10.09
PGNX 8.63
$15.7 Peer Average
$0.0 $10.0 $20.0 $30.0

Source: Company filings.

(1) Peer group defined in 2019 Proxy Statement. Includes Agenus, Array, BioCryst Pharma, BioDelivery Sciences, CTI BioPharma, Curis, Immunomedics, MacroGenics, Rigel Pharmaceuticals, Vanda Pharmaceuticals, Xencor, and XOMA. OncoMed Pharma, Sucampo, and GTx were acquired and therefore excluded in the analysis presented.

Progenics Pharmaceuticals
Find Fight and Follow

Methodology: Identify peers that resemble our business for a true apples to apples performance comparison

1 **Methodology**

- ✓ Holistic approach to capture companies with similar risk / return profiles and comparable size to Progenics for each measuring period

2 **Process**

- ✓ Concentrated the index of all domestically listed **biopharma oncology** companies to a **market capitalization within a $100m range** of Progenics' market capitalization at the date selected
  - Using the peer set at the beginning of the measuring period for TSR, eliminates significant survival bias in biopharma oncology industry, which has a substantial failure rate
  - Removes selection bias, while aligning the analysis to a relevant comparable universe with a similar financial profile to Progenics at each selected time frame
- ✓ Calculated the **median** across all oncology biopharma peers for TSR metrics to factor in significant dynamic of binary performance of biotech companies
- ✓ Proxy peers are identified with the assistance of our compensation consultant, FW Cook, with the sole objective of benchmarking compensation to attract and retain critical executives currently within the biotech industry for our overall success

3 **Benefits**

- ✓ Eliminates outlier distortion risk and removes any possibility of "cherry picking"

Following this methodology has enabled Progenics to identify an appropriate set of comparable companies

Progenics Pharmaceuticals®
Find Fight and Follow®

2019 biopharma oncology & proxy peers

2019 Biopharma Oncology Peers	
Start	June 18, 2019
End	June 18, 2019
ADAP	Adaptimmune Therapeutics Sponsored ADR
AGEN	Agenus Inc.
CASI	CASI Pharmaceuticals Inc
FTSV	Forty Seven Inc
GRTS	Gritstone Oncology, Inc.
HARP	Harpoon Therapeutics, Inc.
IMGN	ImmunoGen, Inc.
KPTI	Karyopharm Therapeutics, Inc.
MRUS	Merus N.V.
NCNA	NuCana plc Sponsored ADR
NXTC	NextCure, Inc.
RCUS	Arcus Biosciences, Inc.
REPL	Replimune Group, Inc.
RIGL	Rigel Pharmaceuticals, Inc.
TCRR	TCR2 Therapeutics, Inc.
THOR	Synthorx, Inc.

2019 Proxy Peers	
2019 Proxy Statement	
AGEN	Agenus Inc.
ARRY	Array BioPharma Inc.
BCRX	BioCryst Pharmaceuticals, Inc.
BDSI	BioDelivery Sciences International, Inc.
CTIC	CTI BioPharma Corp.
CRIS	Curis, Inc.
IMMU	Immunomedics, Inc.
MGNX	MacroGenics, Inc.
RIGL	Rigel Pharmaceuticals, Inc.
VNDA	Vanda Pharmaceuticals Inc.
XNCR	Xencor, Inc.
XOMA	XOMA Corporation

Historical biopharma oncology peers

1 Year TSR Biopharma Oncology Peers	
Start	June 18, 2018
End	June 18, 2019
ADRO	Aduro BioTech, Inc.
BYSI	BeyondSpring Inc.
FATE	Fate Therapeutics, Inc.
FPRX	Five Prime Therapeutics, Inc.
KURA	Kura Oncology, Inc.
ODT	Odonate Therapeutics, Inc.
RCUS	Arcus Biosciences, Inc.
STML	Stemline Therapeutics, Inc.
VSTM	Verastem, Inc.

3 Year TSR Biopharma Oncology Peers	
Start	June 17, 2016
End	June 18, 2019
ADXS	Advaxis, Inc.
AGEN	Agenus Inc.
BLCM	Bellicum Pharmaceuticals Inc
CGEN	Compugen Ltd.
CRVS	Corvus Pharmaceuticals, Inc.
CTMX	CytomX Therapeutics, Inc.
IMGN	ImmunoGen, Inc.
IMMU	Immunomedics, Inc.
KPTI	Karyopharm Therapeutics, Inc.
OMED	OncoMed Pharmaceuticals, Inc.
PDSB	PDS Biotechnology Corp.

5 Year TSR Biopharma Oncology Peers	
Start	June 18, 2014
End	June 18, 2019
AGEN	Agenus Inc.
ATNM	Actinium Pharmaceuticals, Inc.
CASC	Cascadian Therapeutics, Inc.
FPRX	Five Prime Therapeutics, Inc.
GNCA	Genocea Biosciences, Inc.
IMMU	Immunomedics, Inc.
MTEM	Molecular Templates, Inc.
RIGL	Rigel Pharmaceuticals, Inc.
SNSS	Sunesis Pharmaceuticals, Inc.
STML	Stemline Therapeutics, Inc.
VSTM	Verastem, Inc.
XNCR	Xencor, Inc.

Historical biopharma oncology peers

TSR Since Michael Kishbauch Joined Board - Biopharma Oncology Peers	
Start	September 1, 2013
End	June 18, 2019
AMBI	Ambit Biosciences Corp.
CGEN	Compugen Ltd.
CRIS	Curis, Inc.
INO	Inovio Pharmaceuticals, Inc.
MACK	Merrimack Pharmaceuticals, Inc.
MTEM	Molecular Templates, Inc.
RIGL	Rigel Pharmaceuticals, Inc.
SNSS	Sunesis Pharmaceuticals, Inc.
STML	Stemline Therapeutics, Inc.
VSTM	Verastem, Inc.
ZIOP	ZIOPHARM Oncology, Inc.

TSR Since Mark Baker Became the - Biopharma Oncology Peers	
Start	April 1, 2011
End	June 18, 2019
ARRY	Array BioPharma Inc.
CASC	Cascadian Therapeutics Inc.
CGEN	Compugen Ltd.
CRIS	Curis, Inc.
CVM	CEL-SCI Corporation
IMMU	Immunomedics, Inc.
INFI	Infinity Pharmaceuticals, Inc.
INO	Inovio Pharmaceuticals, Inc.
REXN	Rexahn Pharmaceuticals, Inc.

TSR Since Peter Crowley Joined the - Biopharma Oncology Peers	
Start	January 1, 2009
End	June 18, 2019
IMGN	ImmunoGen, Inc.
RIGL	Rigel Pharmaceuticals, Inc.

Progenics Pharmaceuticals
Find Fight and Follow